                                                                    EXHIBIT 13.1

                                  CERTIFICATION
                   PURSUANT TO 18 UNITED STATES CODE SS. 1350

         The undersigned hereby certifies that to his knowledge the Form 20-F/A of Unibanco-Uniao de Bancos Brasileiros S.A. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /s/ Fernando Barreira Sotelino
                                       -----------------------------------------
                                       Name: Fernando Barreira Sotelino
                                       Title: Executive President of the
                                              Wholesale Banking Group
                                       Date: September 11, 2003

   A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 of the
   Sarbanes-Oxley Act of 2002, has been provided to Unibanco-Uniao de Bancos Brasileiros S.A. and will be retained by Unibanco-Uniao de Bancos Brasileiros S.A and furnished to the Securities and Exchange Commission or its staff upon request.

                                  CERTIFICATION
                   PURSUANT TO 18 UNITED STATES CODE SS. 1350

         The undersigned hereby certifies that to his knowledge the Form 20-F/A of Unibanco-Uniao de Bancos Brasileiros S.A. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /s/ Joaquim Francisco de Castro Neto
                                       -----------------------------------------
                                       Name: Joaquim Francisco de Castro Neto
                                       Title: Executive President of the Retail
                                              Banking Group
                                       Date: September 11, 2003

   A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 of the
   Sarbanes-Oxley Act of 2002, has been provided to Unibanco-Uniao de Bancos Brasileiros S.A. and will be retained by Unibanco-Uniao de Bancos Brasileiros S.A and furnished to the Securities and Exchange Commission or its staff upon request.

                                  CERTIFICATION
                   PURSUANT TO 18 UNITED STATES CODE SS. 1350

         The undersigned hereby certifies that to his knowledge the Form 20-F/A of Unibanco-Uniao de Bancos Brasileiros S.A. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /s/ Geraldo Travaglia Filho
                                       -----------------------------------------
                                       Name: Geraldo Travaglia Filho
                                       Title: Executive Officer as Chief
                                              Financial Officer
                                       Date: September 11, 2003

   A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 of the
   Sarbanes-Oxley Act of 2002, has been provided to Unibanco-Uniao de Bancos Brasileiros S.A. and will be retained by Unibanco-Uniao de Bancos Brasileiros S.A and furnished to the Securities and Exchange Commission or its staff upon request.